Exhibit 99.2

Corporate Overview Presentation for Investors December 2023

Cautionary Note Regarding Forward–Looking Information This presentation includes “forward-looking information” and “forward-looking statements” within the meaning of Canadian securities laws and United States securities laws, respectively (collectively, “forward looking information”). All information, other than statements of historical facts, included in this communication that address activities, events or developments Hut 8 Corp. (“Hut 8”) expects or anticipates will or may occur in the future, including such things as future business strategy, competitive strengths, goals, expansion and growth of Hut 8’s businesses, operations, plans and other such matters is forward-looking information. Forward looking information is often identified by the words “may”, “would”, “could”, “should”, “will”, “intend”, “plan”, “anticipate”, “allow”, “believe”, “estimate”, “expect”, “predict”, “can”, “might”, “potential”, “predict”, “is designed to”, “likely” or similar expressions. In addition, any statements in this communication that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking information. Specifically, such forward-looking information included in this communication include, among others, statements with respect to: the expected outcomes of the transaction, including Hut 8’s assets and financial position; Hut 8’s position and ability to seize opportunities in the digital asset industry; Hut 8’s ability to advance the HODL strategy in the long-term; Hut 8’s growth strategy; expectations for other economic, business, regulatory and/or competitive factors related to Hut 8 or the Bitcoin industry generally; expectations related to the pipeline of greenfield, brownfield and integration opportunities; expectations related to the Celsius transaction, including the closing thereof and any required legal approvals; the timing and completion (if at all) of a proposed sale and investment solicitation process in connection with the potential acquisition of certain assets of Validus Power Corp. and its subsidiaries; the expected synergies related to the transaction in respect of strategy, operations and other matters; projections related to expansion; expectations related to Hut 8’s hashrate and self-mining capacity; acceleration of ESG efforts and commitments; and the ability of Hut 8 to execute on future opportunities. Statements containing forward-looking information are not historical facts, but instead represent management’s expectations, estimates and projections regarding future events based on certain material factors and assumptions at the time the statement was made. While considered reasonable by Hut 8 as of the date of this presentation, such statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking information, including but not limited to: the ability to realize the anticipated benefits of the transaction or implementing the business plan for Hut 8, including as a result of difficulty in integrating the businesses of the companies involved (including the retention of key employees); the ability to realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact on mining activities; the potential impact of the announcement or consummation of the transaction on relationships, including with regulatory bodies, employees, suppliers, customers, competitors and other key stakeholders; security and cybersecurity threats and hacks; malicious actors or botnet obtaining control of processing power on the Bitcoin network; further development and acceptance of the Bitcoin network; changes to Bitcoin mining difficulty; loss or destruction of private keys; increases in fees for recording transactions in the Blockchain; internet and power disruptions; geopolitical events; uncertainty in the development of cryptographic and algorithmic protocols; uncertainty about the acceptance or widespread use of digital assets; failure to anticipate technology innovations; climate change; currency risk; lending risk and recovery of potential losses; litigation risk; business integration risk; changes in market demand; changes in network and infrastructure; system interruption; changes in leasing arrangements; failure to achieve intended benefits of power purchase agreements; potential for interrupted delivery, or suspension of the delivery, of energy to Hut 8’s mining sites; failure of the Celsius transaction to receive the necessary legal approvals or failure of the Celsius transaction to otherwise close; failure to achieve the intended benefits of the Celsius transaction; failure to implement business plans, forecasts, and other expectations; and failure to identify and realize additional opportunities and other risks related to the digital asset mining and data centre business. For a complete list of the factors that could affect Hut 8, please see the “Risk Factors” section of Hut 8’s Registration Statement on Form S-4 dated November 7, 2023, available under Hut 8’s EDGAR profile at www.sec.gov, in addition to the “Risk Factors” section of Hut 8 Mining Corp.’s Annual Information Form dated March 9, 2023, and Hut 8 Mining Corp.’s other continuous disclosure documents which are available under Hut 8 Mining Corp.’s SEDAR+ profile at www.sedarplus.ca and under Hut 8 Mining Corp.’s EDGAR profile at www.sec.gov. These factors are not intended to represent a complete list of the factors that could affect Hut 8; however, these factors should be considered carefully. There can be no assurance that such estimates and assumptions will prove to be correct. Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described in this communication as intended, planned, anticipated, believed, sought, proposed, estimated, forecasted, expected, projected or targeted and such forward-looking statements included in this communication should not be unduly relied upon. The impact of any one assumption, risk, uncertainty, or other factor on a particular forward-looking statement cannot be determined with certainty because they are interdependent and Hut 8’s future decisions and actions will depend on management’s assessment of all information at the relevant time. The forward-looking statements contained in this communication are made as of the date of this communication, and Hut 8 expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by law. Except where otherwise indicated herein, the information provided herein is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date of preparation. No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”) or in a transaction exempt from the registration requirements of the Securities Act. Notice Regarding Logos and Trademarks All logos, trademarks, and brand names used throughout this presentation belong to their respective owners.

Our ambition is to maximize value at the intersection of energy and infrastructure

4 Hut 8’s portfolio of businesses Digital Asset Mining Managed Services High Performance Hosting Computing HODL

Agenda Overview and Outlook Vision and Operating Pillars Appendix

Overview and Outlook 6

Overview

Our differentiators

1 **Scaled, vertically integrated operations**
Scale and scope drive cost advantages and strong return profile

2 **Stable, diversified revenue stream**
Approx. 30% of our pro forma revenue[1] is from fiat-based business lines

3 **HODL treasury management**
Our strategy is to hold BTC to capture upside potential

4 **Managed Services**
Our best-in-class model is highly scalable and addresses a significant TAM

5 **High Performance Computing (HPC): Cloud & Colocation**
We serve the growing demand for next gen workloads like AI

6 **Blue-chip growth partnerships**
Our value proposition has resonated with large traditional institutions

7 **Purpose-built technology**
We automate site operations to maximize profitability

8 **Stellar leadership team and board of directors**
Our team brings unmatched expertise in tech, energy, finance, and strategy

Note: (1) Twelve months ended June 30, 2023
Source: Form S-4/A filed by Hut 8 Corp. with the SEC on November 7, 2023

7 Digital Asset Mining Managed Services HPC: Cloud & Colocation Other Digital Asset Mining HPC: Cloud & Colocation Overview and Outlook Managed Services Infrastructure design, construction, and operations HPC: Cloud & Colocation Powering cloud, colocation, and next gen workloads Digital Asset Mining Bitcoin self-mining Hosting Hosting miners for institutional clients Hut 8 pre-merger1 Pro forma post-merger1 Our core businesses Overview Merging with US Bitcoin Corp advances our focus on diversified growth Revenue mix Note: (1) Twelve months ended June 30, 2023; Source: Form S-4/A filed by Hut 8 Corp. with the SEC on November 7, 2023

Overview and Outlook

8

Overview

Key operating and financial metrics

Platform

6

Digital asset mining sites[1]

5

High Performance Computing data centers

Capacity

839 MW

Total installed capacity under management[2,3]

680 MW

Managed Services infrastructure under management[3]

250 MW

Hosting infrastructure under management[4]

Mining

253,683

Total miners under management[2,5]

7.5 EH/s

Installed self-mining capacity[2,5]

Pro forma financials

152.4M USD

Revenue (twelve months ended June 30, 2023)

15.4M USD

Cash on balance sheet as at June 30, 2023

9,366

BTC held in reserve[6]

Note: (1) Includes three sites owned (fully or partially) or leased by Hut 8 and three sites managed by Hut 8 for counterparties; (2) includes Digital Asset Mining, Managed Services, and Hosting infrastructure; (3) represents total installed capacity at Kearney, Granbury, and King Mountain sites; (4) represents total installed hosting capacity at Niagara Falls and King Mountain sites; (5) includes all miners at King Mountain site in which the Company has a 50% membership interest; (6) As at September 30, 2023 (Hut 8 Mining Corp. Unaudited Condensed Consolidated Interim Financial Statements for the nine months ended September 30, 2023 and 2022); Source: Form S-4/A filed by Hut 8 Corp. with the SEC on November 7, 2023

9 Digital asset mining sites HPC: Cloud & Colocation data centers 42 MW Drumheller, AB 67 MW Medicine Hat, AB 50 MW Niagara Falls, NY 100 MW Kearney, NE 300 MW Granbury, TX 280 MW King Mountain, TX Vancouver, BC I Vancouver, BC II Kelowna, BC Vaughan, ON Mississauga, ON 839 MW at the intersection of energy and infrastructure Overview Note: (1) MW figures represent total capacity under management Source: Form S-4/A filed by Hut 8 Corp. with the SEC on November 7, 2023 Overview and Outlook

10 Overview Overview and Outlook USBTC merger adds 730 MW to Hut 8 platform Legacy USBTC sites Niagara Falls, NY Kearney, NE Granbury, TX King Mountain, TX Total capacity 50 MW 100 MW 300 MW 280 MW Facilities 1 1 1 4 Owner Hut 8 Multibillion-dollar AUM sustainable infrastructure investment firm Multibillion-dollar AUM sustainable infrastructure investment firm 50-50 JV with Fortune 200 Renewable Energy Producer Operator Hut 8 Hut 8 Hut 8 Hut 8 Commentary Minimum of 91% of energy supply is from zero carbon emissions sources Powered by more than 56% zero carbon emission sources Co-located behind the meter at a natural gas generation facility Co-located behind the meter at the King Mountain wind farm Source: Form S-4/A filed by Hut 8 Corp. with the SEC on November 7, 2023

11 • Calculates the breakeven point of each miner in real-time and dynamically adjusts energy consumption to maximize profitability • Supports both scheduled and real-time curtailment events • Enables seamless participation in ancillary service programs A holistic approach to optimizing our energy portfolio Overview Reactor: Hut 8’s energy curtailment platform Key elements of our approach Technology spotlight Overview and Outlook In-house energy origination and management team Enforces a disciplined, technical approach to minimizing energy costs Colocation and tandem forward hedging Drives fast access to grid connections and predictability in operating costs Focus on JVs and infrastructure financing opportunities with energy partners Enables increased leverage on capital and ability to scale faster Purpose-built energy curtailment software Optimizes site returns by automating energy consumption and trades 2 1 4 3

12 Addressable markets A large, global market opportunity Managed Services: A pioneering, proven model Overview 1. Digital asset mining Partnerships to manage new and existing mining projects for third parties 2. Oil and gas1 Methane mitigation infrastructure development with O&G operators 3. Renewable energy Behind-the-meter load development with renewable energy producers Source: (1) KPMG LLP: Bitcoin’s Role in the ESG Imperative (2023) Our end-to-end offering is designed to mitigate execution risk for partners… …and is a capex-light growth vector for the expansion of our platform Overview and Outlook

13 Data centers (Tier I, II, and III) 5 Square feet of geo-diverse space 36,000 Power capacity 5.6 MW1 Solutions Colocation Cloud Services AI & Machine Learning Business Continuity Storage & Security • Focus on secondary markets where we drive competitive advantage • Purpose-built cloud backed by Kubernetes unlocks performance advantages with automated deployments, scaling, and containerized application management • Hut 8 Cloud Console enables clients to manage and deploy cloud resources on demand • Strong security and compliance focus including SOC 2 Type 2 certification Strategic differentiators of our HPC platform HPC: Cloud, colocation, and next gen workloads Overview Key metrics Highlights Overview and Outlook Note: (1) Existing power capacity totals 4.1 MW, with a further 1.5 MW of expansion capacity available within existing space footprint in the Kelowna location Source: Hut 8 Mining Corp.’s Annual Information Form for the Fiscal Year ended December 31, 2022

14 Total capacity under management (MW)1 October 2022 December 2022 May 2023 USBTC is selected to manage 300+ MW of mining assets in connection with the Celsius Network bankruptcy2 Managed Services secures its first client, a multibillion-dollar AUM sustainable infrastructure investment firm USBTC acquires 50% ownership of the 280 MW King Mountain site in connection with the Compute North bankruptcy Key milestones A clear path to 1 GW of energy under management Outlook A track record of bold, opportunistic growth Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Target +6x 201 201 839 839 839 1,1392 Note: (1) Includes Digital Asset Mining, Managed Services, and Hosting infrastructure; (2) Assumes completion and bankruptcy approval of proposed Celsius transaction, whereby Hut 8 would manage Celsius’s mining operations. See Appendix for further details. Source: Form S-4/A filed by Hut 8 Corp. with the SEC on November 7, 2023 Overview and Outlook 201

15 Managed Services 300+ MW Digital Asset Mining 800+ MW 1,000+ GPUs Purchase order for NVIDIA H100 GPU cluster has been executed High Performance Computing Total greenfield and M&A capacity under active negotiations or exclusivity We are building across our portfolio of businesses… Outlook Overview and Outlook Note: (1) Assumes completion and bankruptcy proposal of proposed Celsius transaction, whereby Hut 8 would manage Celsius’s mining operations. See Appendix for further details New capacity to be managed by Hut 8 under Celsius restructuring plan

16 …and leveraging our infrastructure for AI Outlook Q2 2021 FY 2024 Purchase of first batch of NVIDIA GPUs Past Q4 2023 Design and purchase of NVIDIA H100 GPU cluster Present Q1 2022 Acquisition of five Cloud & Colocation data centers Target go-live and billing with first customers Future Overview and Outlook

Agenda Overview and Outlook Vision and Operating Pillars Appendix

• VISION AND OPERATING PILLARS 19 Innovation Leverage our proven capabilities to capture value at the cutting edge Portfolio management Create enduring shareholder value through disciplined portfolio structuring Partnerships Build a blue-chip brand that enables world-class growth partnerships Vision and Operating Pillars We relentlessly pursue three operating pillars Operating Pillars

20 A history of capturing market opportunities Innovation Vision and Operating Pillars Hut 8 pioneers the Managed Services model and scales it to 680 MW in <3 months Hut 8 forms the HPC: Cloud & Colocation business and acquires five data centers $474B Forecast AI infrastructure market size in 20332 Opportunity to execute proactive entry strategy into the data center market 503 EH/s Forecast global hashrate in 20331 Opportunity to build world-class asset management business for site owners Source: (1) HC Wainwright: Crypto Industry Update (July 2023); (2) Bloomberg Intelligence Interactive Calculator: Generative AI Market Opportunity (2023)

21 • VISION AND OPERATING PILLARS We are powered by market-leading capabilities Innovation People Technology • Operator platform automates miner tracking and maintenance • Reactor platform algorithmically adjusts site energy consumption miner by miner Processes • Disciplined approach to portfolio structuring and treasury management • Operating rigor, speed, and track record of opportunistic growth • Leadership team unites proven technology sector executives and venture-backed entrepreneurs • Deep bench with decades of blue-chip experience in energy, engineering, software, strategy, and finance Context-specific expertise The best of two worlds Purpose-built for scale Purpose-built asset management software Operator Vision and Operating Pillars

Vision and Operating Pillars 22

Portfolio Management

We build enduring shareholder value

Approaches

Revenue diversification

Uncorrelated revenue lines aim to protect against downside while maintaining upside potential

Price Volatility[1]

Jan 29, 2021 to June 30, 2023

	BTC-USD[2] Digital Asset Mining Proxy	VPN[3] Global X Data Center REITs and Digital Infrastructure ETF
Max Increase	87%	18%
Max Decrease	-52%	-29%

Organizational structuring

Clear delineation of roles and KPIs aligns our team to the most critical value drivers

Managed Services KPIs	Customer satisfaction Project budget variance
Corporate Development KPIs	Project ROI Hut 8 equity value growth

Risk-mitigating financing

Thoughtful financing maximizes project returns and minimizes downside risk

- Project-level financing
- Special-purpose vehicles
- Creative partnership structures

Note: (1) Weekly closing price indexed to January 29, 2021
Source: (2) CoinDesk; (3) Nasdaq

23 BTC Exposure Capex Requirements High No exposure Pure exposure Low HPC: Cloud & Colocation Self-mining Managed Services Repair Center HODL Treasury Management Our approach is designed to mitigate downside risk… Portfolio Management Hut 8 portfolio Vision and Operating Pillars Hosting

• VISION AND OPERATING PILLARS 24 Mitigate fiat debasement risk Hedge against the failure of traditional banking systems Mitigate volatility risk Reduce exposure to short-term BTC price volatility Capture upside potential Increase balance sheet value as market enters cycles of diminished BTC supply Source: (1) J.P. Morgan: Expanding Coverage: Bitcoin Mining (October 2023) Nov 2012 Jul 2016 May 2020 BTC +10,000% BTC +2,900% BTC +780% $12 to $12,000 $12 to $12,000 $9,000 to $70,000 …and capture upside Portfolio Management Why we HODL Historical halving events point to the upside potential of our stack1 Upside potential Vision and Operating Pillars

25 280 MW3 310 MW5 Joint Ventures M&A2 Bankruptcy auction victory resulting in acquisition of 50% of King Mountain JV Partnership to acquire four power plants in Validus Power Corp insolvency Managed Services 400 MW3 Restructuring¹ 300+ MW4 RFP-driven selection to manage two mining sites in Compute North bankruptcy Bankruptcy auction victory to manage mining assets of post-emergence Celsius Network Multibillion-Dollar AUM Sustainable Infrastructure Investment Firm Macquarie Fortune 200 Renewable Energy Producer Celsius Network We win by forging powerful partnerships Partnerships Note: (1) Proposed transactions subject to completion; (2) Completion of the transaction is conditional on a number of factors, including (i) Hut 8’s bid being declared the successful bid, (ii) the court issuing an approval and vesting order in respect of the bid, and (iii) the satisfaction of standard conditions to closing; (3) Total capacity under management; (4) Expected capacity under management upon full deployment of Celsius machine fleet to be transferred to the restructured, post-emergence company; (5) Maximum expected capacity to be acquired under partnership Vision and Operating Pillars

Agenda Overview and Outlook Vision and Operating Pillars Appendix

Appendix 27

Infrastructure

Site-by-site operations

Site	Capacity[1]	Digital Asset Mining	Managed Services	Hosting	HPC	Demand Response
Drumheller, AB	42 MW	✓				✓
Medicine Hat, AB	67 MW	✓				
Niagara Falls, NY	50 MW	✓		✓		✓
Kearney, NE	100 MW	✓	✓			✓
Granbury, TX	300 MW	✓	✓			✓
King Mountain, TX	280 MW	✓	✓	✓		✓
Vancouver, BC I	4,155 SQ FT				✓	
Vancouver, BC II	2,900 SQ FT				✓	
Kelowna, BC	16,125 SQ FT				✓	
Vaughan, ON	7,500 SQ FT				✓	
Mississauga, ON	6,800 SQ FT				✓	

Note: (1) MW figures represent total capacity under management; square footage figures represent total built white floorspace

28 Celsius NewCo Hut 8 Hut 8 Management Agreement Celsius restructuring transaction Recent Transactions Transaction structure Appendix Transaction overview1 Management agreement with Celsius NewCo • Hut 8 won a bankruptcy auction to restructure and manage the former assets of Celsius Network • Hut 8 will enter into the Hut 8 Management Agreement with Celsius NewCo Commercial and financial impact1 • Hut 8 Managed Services will operate the mining division of Celsius NewCo • Hut 8 will manage more than 121,800 miners and host a portion of them at Hut 8’s digital asset mining sites • Hut 8 will receive an annual management fee of approximately $20M in cash net of certain operating expenses from Celsius NewCo • Hut 8 will also receive equity in Celsius NewCo Note: (1) Assumes completion and bankruptcy approval of proposed Celsius transaction, whereby Hut 8 would manage Celsius’s mining operations Source: In re: 22-10964 Celsius Network LLC, (MG)

29 Iroquois Falls Kingston North Bay Kapuskasing 120 MW 40 MW 110 MW 40 MW Macquarie transaction support agreement1 Recent Transactions Acquisition targets Appendix • Hut 8 has signed transaction support agreement with Macquarie Equipment Finance Limited • Partnering in bid attempt to acquire four power producing and Bitcoin mining assets in Ontario, Canada • BidCo structure: 80.1% Hut 8, 19.9% Macquarie Transaction overview Four power-producing assets in Ontario, Canada Commercial impact • Further diversification of infrastructure platform • Vertical integration of power supply • Opportunity to sell power back to Ontario grid • Growth partnership with trusted blue-chip partner Note: (1) Completion of the transaction is conditional on a number of factors, including (i) Hut 8’s bid being declared the successful bid, (ii) the court issuing an approval and vesting order in respect of the bid, and (iii) the satisfaction of standard conditions to closing Source: Macquarie Equipment Finance Limited v Validus Power Corp. et al., Court File No. CV-23-00703754-00CL

30 • APPENDIX Jaime Leverton Chief Executive Officer, Director • Veteran technology executive of 20+ years across leading companies: IBM, Bell, BlackBerry, National Bank, Cogeco Peer 1, and eStruxture Data Centers • Member of Women in IT Channel Hall of Fame • Recipient of Telfer School of Management Award for Private Sector Leadership in Advanced Tech • Member of Young Presidents Organization (YPO) Mike Ho Chief Strategy Officer, Director • Co-founder and former CEO of US Bitcoin Corp • An industry pioneer, Mike designed, built and sold Bitcoin mining facilities and equipment to public companies including Riot and Marathon • Deep experience in strategic M&A, transformation, partnerships, structured financing, and international trade Asher Genoot President, Director • Co-founder and former President of US Bitcoin Corp • Founder and former CEO of Curio, a Shanghai-based EdTech company; scaled to 130+ employees • Former Managing Director of consumer brands Incubator Flagship Endeavors • Member of the 2024 North America Forbes 30 Under 30 (Energy) and Young Presidents Organization (YPO) • Graduated summa cum laude from the University of Southern California at 19 years old Shenif Visram Chief Financial Officer • Former CFO of Aptum Technologies, Shenif led the carveout of Aptum as a standalone company • Former VP of Finance of Cogeco Peer 1 • Former COO of Global Business Services of IBM Canada Aniss Amdiss Chief Legal Officer • 10+ years of experience in M&A, capital markets transactions, corporate governance, and general commercial matters • Former General Counsel at Greenbrook TMS Proven executives and entrepreneurial strategists All logos, trademarks, and brand names used belong to their respective owners Executive Team Appendix

Appendix

31

Senior Leadership Team

Functional leaders with context-specific expertise



Matt Prusak
Chief Commercial Officer

- Former Chief Commercial Officer at US Bitcoin Corp
- Former Chief Business Officer at Curative; scaled organization from 7 to 7,000 employees
- Alumnus of the Stanford Graduate School of Business, Tsinghua University Schwarzman Scholars, and Bain & Company



Sue Ennis
Head, Investor Relations

- Award-winning technology & innovation champion passionate about bringing global investor awareness and capital to Canada's thriving small cap sector
- 15 years' experience raising $1B+ for structured product and small cap companies



Erin Dermer
Senior VP, Communications and Culture

- 20+ years of leadership in elevating and protecting the brands of publicly traded companies in the telecommunications, banking, mining, and retail sectors
- Expertise in M&A, issues management, labor relations, public affairs, media relations, social media, and B2B marketing



Brad Richter
Senior VP, Energy

- 25+ years of experience in structured energy and finance creating bespoke risk management solutions
- Former Director of Origination at Citi, Former Director of US Power at BNP Paribas, and Former Executive Director at JPMorgan Chase & Co



Greg Irwin
Senior VP, Corporate Development

- Former Senior Director and 10+ years of experience at NextEra Energy Resources, one of the largest wholesale generators of electric power in the US
- Deep experience sourcing, developing, financing, structuring, and executing strategic M&A



James Beer
Senior VP, Operations, HPC

- 20+ years of experience in mission-critical data center operations, colocation, site design and construction, network architecture, security, and managed services
- Former Senior VP at eStruxture Data Centers and commercial leader at Q9 Networks and Bell Canada



Samuel Gage
Senior VP, Operations, Managed Services

- Former Investor at Adams Street Partners with experience driving $500M+ in deal value across the technology ecosystem
- Deft leader responsible for operationalizing the Managed Services business across a team of >100

32 All logos, trademarks, and brand names used belong to their respective owners Veterans of technology, energy, finance, and government Board of Directors Appendix Bill Tai Chairman Mayo Shattuck III Independent Director Amy Wilkinson Independent Director Rick Rickertsen Independent Director Alexia Hefti Independent Director Stanley O’NeaI Independent Director Joseph Flinn Independent Director • Venture capitalist of 30+ years with 23 startups listing publicly • Among first investors in Canva, Class.com, Dapper Labs, Safety Culture, Twitter, Wish, and Zoom • Co-founder & Chairman of Treasure Data, iAsiaWorks, and IP Infusion • Former Chairman of Exelon Group • Former Chairman, President, and CEO of Constellation Energy • Former Chairman and CEO of Deutsche Bank • Board Member of Capital One and Gap • CEO of innovation consulting firm Ingenuity (Google, Salesforce, etc.) • Former US Trade Representative • Former White House Fellow and Senior Advisor • Alumna of JP Morgan Investment Banking and McKinsey & Company • Former CEO & Executive Chairman of Merrill Lynch • Board Member of Clearway Energy, Element Solutions, Arconic Corporation, and Alcoa • Former Board Member of General Motors • Managing Director of private equity firm Pine Creek Partners • Former Board Member of MicroStrategy • Board Member of Berry Global • CFO of Seaboard Transportation Group • Former CFO and Eastern Division President of Sysco CA • Former President of Clarke Freight Transportation Group • Executive Chairman of venture studio and PE fund Abed Group • Former CEO of eGovern.com • Co-founder of Deloitte blockchain tax practice in Canada & Dubai

Thank you Sue Ennis, Head of Investor Relations sue@hut8.io